UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

Item 1.	Reports to Stockholders.

A copy of the Registrant’s annual report to stockholders for the period ending October 31, 2010 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

ANNUAL REPORT 2010

October 31, 2010

The Mexico Fund, Inc.

www.themexicofund.com

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors:

Emilio Carrillo Gamboa—Chairman

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Marc J. Shapiro

Officers:

José Luis Gómez Pimienta—President and Chief Executive Officer

Alberto Osorio—Senior Vice President, Treasurer and Chief Financial Officer

Eduardo Solano—Investor Relations Vice President

Alberto Gómez Pimienta—Operations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2010 Annual Report

October 31, 2010

Highlights

•

The Fund’s fiscal year 2010 ended on October 31, 2010. The Mexican economy has registered positive growth rates since the first quarter of calendar 2010, and began to recover from the global economic and financial crisis that began in 2008 and continued into 2009. The Mexican gross domestic product (GDP) increased 5.8% during the first nine months of calendar 2010, compared with the same period of calendar 2009.

•

The Fund registered positive performance during fiscal 2010; the Fund’s market price registered a total return[1] of 47.13%, while the Fund’s NAV per share registered a total return[1] of 40.08%. The total return registered by the Fund’s NAV per share compares favorably with returns of 31.70% and 32.74% registered by the Morgan Stanley Capital International (MSCI) Mexico Index and Bolsa IPC Index, respectively.

•	The following are some highlights of the Fund’s ongoing discount reduction efforts:

•

Pursuant to the Fund’s Managed Distribution Plan (“MDP”), under which the Fund pays quarterly distributions at an annual rate of 10% of NAV per share recorded on the last business day of the previous calendar year, the Board of Directors has declared a dividend distribution of $0.6620 per share, payable in cash on January 19, 2011 to stockholders of record on December 30, 2010. The Board has also ratified the continuation of the Fund’s MDP during fiscal 2011 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 31, 2010.

•

During fiscal 2010, the Fund repurchased and cancelled 975,956 Fund shares in open market transactions, equivalent to 7.11% of the Fund’s average number of outstanding shares during this period. These shares were repurchased at an average price of $23.26 per share, which represented an average discount of 11.80% to the NAV per share. Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

•	As of October 31, 2010, the Fund’s market price and NAV per share were $26.87 and $29.50, respectively, reflecting a discount of 8.92%, compared with 12.63% at the end of fiscal 2009.

[1]	Performance figures consider reinvestment of dividend distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2010 Annual Report for the period ended October 31, 2010. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic Environment

During fiscal 2010, the Mexican economy recovered from the global financial crisis and decoupled from the selling trend generated by solvency concerns in some members of the Eurozone, such as Greece and Spain. Mexico has healthy public sector finances, with a modest fiscal deficit that during calendar 2009 was equivalent to 2.3% of gross domestic product (GDP) and that is expected by analysts to represent 2.6% of GDP at the end of 2010. The Mexican manufacturing industry is contributing to the country’s economic recovery, as manufacturing exports increased 33.4% during the first nine months of 2010 over the same period of 2009. Also, domestic interest rates continue attracting important amounts of foreign investment, which in turn have strengthened the Mexican peso. The Mexican economy has entered a recovery path, as shown by the fact that GDP recovered from a decrease of 6.5% during 2009 to positive growth rates of 4.6%, 7.6% and 5.3% during the first, second and third quarters of 2010 compared with the same periods of 2009. Analysts surveyed by the Mexican Central Bank at the end of October 2010 estimate that the GDP will grow 4.75% and 3.52%, during 2010 and 2011, respectively, over the prior calendar year.

The Mexican Central Bank has maintained domestic reference interest rates at 4.50% since July 17, 2009 and the yield paid by 28-day Cetes (Treasury Bills) decreased from 4.52% at the end of fiscal 2009 to 3.84% at the end of fiscal 2010. The Mexican government continues to auction 30-year bonds, denominated in local currency, once every six weeks, which paid a yield of 7.03% at the end of October 2010. Also, the Mexican Federal Government issued, for the first time in Latin America, bonds denominated in US dollars with a maturity of 100 years, at an interest rate of 6.1%. Mexican long-term interest rates are attractive to foreign investors as there is a spread of approximately 400 basis points between the 10-year Mexican and US bonds. Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad versus US Treasury bonds, declined from 193 basis points at the end of October 2009 to 129 basis points at the end of October 2010, the lowest among Latin American countries, followed closely by Chile’s country risk of 130 basis points, and by Brazil and Argentina with 175 and 528 basis points, respectively. Analysts estimate that the Mexican Central Bank will leave unchanged reference interest rates at least until 2012 and project that the rate of 28-day Cetes will be 4.41% at the end of 2010 and 5.06% at the end of 2011.

The Mexican currency also recovered during fiscal 2010, as the exchange rate of the peso against the US dollar declined from Ps. 13.20 per dollar at the end of October 2009 to Ps. 12.34 per dollar at the end of October 2010. Some of the factors that explain the strength of the peso are: i) a flow of foreign investment to debt instruments due to the attractive

The Mexico Fund, Inc.

spread between US and Mexican interest rates and the inclusion of Mexican bonds in the World Government Bond Index, calculated by Citibank, ii) a recovery trend of remittances sent from Mexican citizens living abroad, and iii) a recovery of international oil prices. Analysts surveyed by the Central Bank at the end of October 2010 estimate that the exchange rate will be Ps. 12.53 and Ps. 12.69, at the end of 2010 and 2011, respectively.

For the first time in the recent history of Mexico, the devaluation of the peso immediately after the peak of the global financial crisis in October 2008 affected Mexican inflation rates only slightly and temporarily. For the year ended October 31, 2010, Mexico’s inflation rate was 4.02%, compared with 6.53% and 3.57% at the end of calendar 2008 and 2009, respectively. Analysts estimate that inflation will be around 4.30% and 3.73% at the end of calendar 2010 and 2011, respectively.

The long-term foreign and local currency debt ratings given to Mexico by Fitch Ratings Ltd. (Fitch) and Standard & Poor’s (S&P), which were downgraded during the last two months of calendar 2009 as a result of the impact of the global financial crisis, falling oil production and fiscal challenges, remained at the same level during the first ten months of calendar 2010. These new ratings are still considered “investment grade,” and both agencies continue to assign a “stable outlook” to these ratings. Moody’s, the other leading rating agency, has not modified its ratings of Mexico’s sovereign debt. In an attempt to increase investors’ confidence in Mexico, the Mexican Central Bank has implemented a policy to accumulate international reserves. During 2010, almost $20 billion have been accumulated for a total amount of $111 billion of international reserves at the end of October 2010.

A recovery trend is also evident in Mexico’s foreign trade figures. After exports and imports decreased at rates exceeding 35% during April 2009, they have returned to positive growth. During the first nine months of calendar 2010, Mexico’s exports increased 33.7%, while imports grew 31.2% during the same period, resulting in a trade balance deficit of $1.98 billion, 57.2% lower than that registered during the same period of calendar 2009. Mexico’s current account deficit continued to be modest, as it registered a level of $2.94 billion during the first nine months of calendar 2010, equivalent to 0.3% of GDP. Foreign direct investment amounted to $14.36 billion during this nine-month period, 21.1% higher than during the same period of calendar 2009 and analysts estimate it will amount to $18.9 and $19.9 billion during calendar 2010 and 2011, respectively.

Security Situation in Mexico

As has been widely publicized in the U.S. and worldwide media, certain regions of Mexico have experienced an increase in violence and crime as a result of conflict between drug-trafficking organizations for control of trafficking routes. The violence and crime has been concentrated primarily in certain parts of the country. More than half of the assassinations that occurred during the first ten months of calendar 2010 were concentrated in just three of the 32 states in Mexico. Within Latin America, Mexico’s rate of approximately 14 homicides per 100,000

The Mexico Fund, Inc.

To Our Stockholders:

Continued

inhabitants compares with an average of approximately 21 for the continent of the Americas, 20 for Brazil, 40 for Colombia and 50 for El Salvador and Venezuela. However, the media attention given to the violence in Mexico has affected international perceptions of the country as a whole, and Mexico’s position as a recipient of direct foreign investment (mostly in northern states) and tourism.

The administration of President Calderon has engaged in a serious effort to disband these organizations and to curb the resulting violence and crime, working to strengthen security institutions and law enforcement agencies to enhance the rule of law. President Calderón has sent several bills to the Mexican Congress and some of them have already been approved, such as the Federal Police Law, the Criminal Justice System Reform and the Federal Law of Domain Extinction. However, these initiatives will take time to have a significant impact, and their results are expected to be seen in the medium- and long-terms.

The Fund’s Board of Directors and the Investment Advisor recognize that investors may be concerned about the security situation in Mexico and the possibility that government expenditures required to combat the violence may divert resources away from other productive uses, such as economic development and related initiatives. However, Fund management believes that Mexico’s prevailing stable economic environment, as well as the generally positive performance of Mexican listed companies and financial markets during fiscal 2010, are indicators that investors in Mexico have decoupled the security situation from their investment decisions, and that with the exception of a few specific sectors like tourism or agriculture, it has not significantly affected the Mexican economy and financial markets. The Fund and most Mexican public companies were able to obtain positive results, as discussed in the following section.

Management Discussion of Fund’s Performance and Portfolio Strategy

The Mexican equity market and the Fund registered an important increase during this fiscal year. Some of the factors that contributed to this positive performance were increased investor optimism regarding the Mexican economic recovery, positive financial results of listed companies and the expansionary monetary policy implemented by the Federal Reserve to stimulate growth by purchasing long-term bonds. We are pleased to report that the Fund outperformed the most representative indices of the Mexican equity market. During fiscal 2010, the Bolsa IPC Index and MSCI Mexico Index registered returns of 32.74% and 31.70%, respectively, while the Fund’s market price and NAV registered returns1 of 47.13% and 40.08%, respectively. The Fund obtained these positive results through over-weighted investments in selected companies with strong fundamentals and attractive growth potential.

The following table shows the top five contributors to the outperformance of the Fund’s NAV relative to the Bolsa IPC Index during fiscal 2010. The table is sorted according to the relative contribution of these issuers to the Fund’s outperformance, and shows

The Mexico Fund, Inc.

their market price returns during such period, when the Fund maintained an overweight exposure to these companies.

Issuer	Industry	Return
Genomma Lab	Health Care	160.8%
Mexichem	Chemical Products	95.5%
Bolsa Mexicana de Valores	Stock Exchange	63.7%
Kimberly-Clark de México	Consumer Products	66.4%
Grupo México	Mining	68.8%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the Bolsa IPC Index during fiscal 2010 and shows their respective market price returns during such period, when the Fund maintained an underweight exposure or no exposure to these companies. The Fund had no exposure to Grupo Financiero Inbursa, Carso Global Telecom and Telmex Internacional during fiscal 2010.

Issuer	Industry	Return
Grupo Financiero Inbursa	Financial Groups	54.9%
Carso Global Telecom	Telecommunications	32.6%
Grupo Carso	Holdings	88.7%
Grupo Femsa	Beverages	31.5%
Telmex Internacional	Telecommunications	46.5%

As of October 31, 2010, the Fund had total net assets of $395.34 million. The composite volume of Fund shares traded on all US consolidated markets during fiscal 2010 was 8,164,315 shares, compared with 13,401,745 shares outstanding at the end of the period.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets, as of October 31, 2010. More detailed information about the Fund’s portfolio is available below in this report.

The Mexico Fund, Inc.

To Our Stockholders:

Continued

Portfolio Composition by Sector

Percentage of Net Assets,

October 31, 2010

Mexican listed companies continued to perform better than the rest of the economy and their financial results began to improve significantly since the third quarter of calendar 2009. During the first nine months of calendar 2010, sales of listed companies increased 9.7%, EBITDA2 increased 11.3% and net income increased 22.6%, all compared with the same period of 2009. The average price-to-earnings ratio (PER) of the market at the end of October 2010 was 21.98 times, while the price-to-book value ratio was 3.10 times3. Initial public offerings (IPOs), absent since May 2008, have returned to the Bolsa; three companies were listed during fiscal 2010 and more are expected during the last two months of calendar 2010. The market capitalization of the Bolsa at the end of October 2010 amounted to $483.8 billion.

We believe that the recovery of the Mexican economy will continue to bring about attractive investment opportunities in selected issuers. However, we will continue to be cautious and look for companies with strong balance sheets, positive free cash flows, strong corporate governance policies, and proven business models.

[2]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.
[3]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.

The Mexico Fund, Inc.

Discount Reduction Efforts

The Fund continues to maintain and implement the following strategies as part of its ongoing discount reduction efforts:

i)	Under the Fund’s MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. See details below.

ii)	The Fund has in place an open market share repurchase policy. See details below.

iii)	In an effort to provide investors with more timely information about the Fund’s assets, since March 2010, the Fund has been publishing, during the first five business days of each month, its portfolio of investments as part of its Monthly Summary Report, which is filed with the SEC on Form 8K and also available at the Fund’s website. Please see the section captioned “Investors Relations; Reports to Stockholders” below for more information.

During fiscal 2010, the discount between the Fund’s market price and NAV decreased from 12.63% to 8.92%.

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distributions since May 2009. All of the distributions corresponding to the fiscal years 2009 and 2010 were comprised of net investment income and long-term realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2011 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 31, 2010.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.6620 per share, payable in cash on January 19, 2011 to stockholders of record on December 30, 2010.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

The Mexico Fund, Inc.

To Our Stockholders:

Concluded

During fiscal 2010, the Fund repurchased and cancelled 975,956 Fund shares in open market transactions, equivalent to 7.11% of the Fund’s average number of outstanding shares during this period. These shares were purchased at an average price of $23.26 per share, which represented an average discount of 11.80% to the NAV per share.

***

We are pleased with the positive results obtained by the Fund during fiscal 2010 and will continue working hard to offer stockholders our best efforts to find the most attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

José Luis Gómez Pimienta	Emilio Carrillo Gamboa
President	Chairman of the Board

December 16, 2010

The Mexico Fund, Inc.

General Information

Investment Policy Relating to Temporary Defensive Investments

The Fund generally invests at least 80% of its total assets in equity securities listed on the Mexican Stock Exchange, but may reduce its holdings in equity securities listed on the Mexican Stock Exchange below 80% of its total assets for temporary defensive purposes when unusual market or economic conditions occur.

Investment Policy Relating to Issuers Listed on the Mexican Stock Exchange and Organized Outside of Mexico

The Fund may invest up to 20% of its assets in issuers that are listed on the Mexican Stock Exchange, but which are organized outside of Mexico, provided each such issuer has a subsidiary organized in Mexico.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of October 2010, the only industry group that represented 20% or more of the value of the securities included in the IPC Index was the telecommunications industry group, with a weighting of 28.23% of the IPC Index. This industry group is composed of companies providing telephone services (both fixed and mobile). At the end of October 2010, 22.53% of the Fund’s net assets were invested in the telecommunications sector. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may, at its discretion, choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ending June 30, 2010 is available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

Investor Relations; Reports to Stockholders

Reports and Proxy Statements are published on the Fund’s website, www.themexicofund.com, under the section “Investor Reports.”

The Mexico Fund, Inc.

General Information

Continued

Stockholders will receive printed versions of the Fund’s semi-annual and annual reports. This information is also available in the Fund’s quarterly electronic Form N-Q filings submitted to the SEC. Stockholders who wish to receive, electronically upon their dissemination, public reports and press releases regarding the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). The Fund publishes a Monthly Summary Report which is distributed via e-mail to interested investors and available on the Fund’s website; effective March 2010, the Fund also files the Monthly Summary Report with the SEC on Form 8-K.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is published daily in the Fund’s website on section “Price and NAV”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Distribution Reinvestment and Stock Repurchase Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane—Plaza Level

New York, NY 10038

(877) 573-4007

(718) 921-8124

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution and Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)	Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can now make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a transaction fee of $2.50 and $0.10 commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

The Mexico Fund, Inc.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may now enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company

Attention: Plan Administration Department

P.O. Box 922, Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information, or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances. Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of

The Mexico Fund, Inc.

General Information

Concluded

common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2010 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

The Mexico Fund, Inc.

Directors’ and Officers’ Biographical Data

(as of October 31, 2010)

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Emilio Carrillo Gamboa+ Blvd. Manuel Avila Camacho No. 1, Ste. 609 Polanco 011009 México, D.F. México Age: 73	Class III Director	Term expires 2011; Director 1981-1987 and since 2002.

Mr. Carrillo Gamboa served as a director of the Fund from inception of the Fund in 1981 to 1987. He resigned as director in 1987 to become Mexico’s Ambassador to Canada, and was reelected as a Director of the Fund in 2002.

Mr. Carrillo Gamboa is a prominent lawyer in Mexico with extensive business experience and has been a partner of the Bufete Carrillo Gamboa, S.C. law firm since 1989. He has also served or currently serves on the boards of many Mexican and U.S. companies.

Director, Southern Copper Corporation (copper mining).

The Mexico Fund, Inc.

Directors’ and Officers’ Biographical Data

(as of October 31, 2010)

Continued

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Eugenio Clariond Reyes-Retana+ Av. Vasconcelos #220 Ote. Col. Santa Engracia 66220 Garza Garcia, N.L. Mexico Age: 67	Class III Director	Term expires 2011, Director since 2005.

From January 1981 to November 2006, Mr. Clariond was Chairman of the Board and Chief Executive Officer of Grupo IMSA, S.A., a manufacturer of steel, aluminum and plastic products for the construction industry.

From December 2004 to the present, he has served as the Non-Executive Chairman of Verzatec, S. de R.L. de C.V., a manufacturer of aluminum and plastic products. From June 2007 to the present, Mr. Clariond has served as Chairman of Amanco, a producer of pipe systems, connections and plastic accessories for the conduction of fluids, electricity and gas.

Mr. Clariond also acts as Chairman of the Mexico – United States Business Committee of the Mexican Business Council for Foreign Trade, Investment & Technology, and he serves on the boards of various other U.S. and Mexican non-profit organizations and educational institutions.

Director, Navistar International Corp. (truck and engine manufacturer); Director, Johnson Controls, Inc. (automotive components, air conditioning, controls); Texas Industries, Inc. (cement manufacturer).

The Mexico Fund, Inc.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Claudio X. González+ Jaime Balmes 8 Los Morales Polanco México, D.F. 11510 México Age: 76	Class II Director	Term expires 2013; Director since 1981.	Mr. González was President of the Business Coordinating Council of Mexico. He has served as Chairman of the Board (from March 1973 to the present) and Chief Executive Officer (from March 1973 to March 2007) of Kimberly-Clark de México S.A. de C.V., a consumer products company. Mr. González is also on the boards of directors of several prominent U.S. and Mexican companies.	Director, General Electric Co. (industrial and financial products); Director, Investment Company of America (investment fund).

The Mexico Fund, Inc.

Directors’ and Officers’ Biographical Data

(as of October 31, 2010)

Continued

Independent Directors continued

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Robert L. Knauss+ c/o Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 79	Class II Director	Term expires 2013; Director since 1985.	Mr. Knauss currently serves as Non-Executive Chairman of the Board of Equus Total Return Inc. (investment company). He previously served as Chairman of the Board and Principal Executive Officer of Philips Services Corp. (industrial services) (1998-2003). During the past twenty years Mr. Knauss has served on the boards of directors of eight public companies. Mr. Knauss was the former Dean and Distinguished University Professor of University of Houston Law School and was also Dean of Vanderbilt Law School.	Non-Executive Chairman of the Board and Director, Equus Total Return Inc. (investment company); Director, XO Holdings, Inc. (telecommunications); Director, Westpoint International Inc. (home products).

The Mexico Fund, Inc.

Independent Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Jaime Serra Puche+ Edificio Plaza Prolongación Paseo de la Reforma 600-103 Santa Fe Peña Blanca 01210 México, D.F. México Age: 59	Class I Director	Term expires 2012; Director since 1997.

Dr. Serra is a Senior Partner of the law and economics consulting firm SAI Consultores, S.C.

Dr. Serra is a former Secretary of Finance for Mexico and he was the minister in charge of negotiations for NAFTA and trade agreements between Mexico and Chile, Bolivia, Venezuela, Colombia and Costa Rica on behalf of the Mexican government.

Formerly, Dr. Serra has served as a Visiting Professor at Princeton University, Stanford University and New York University. He was also Secretary of Trade and Industry (Mexico) and a Distinguished Visiting Associate at the Carnegie Endowment for International Peace. He has a Ph.D. in economics from Yale University. Dr. Serra also serves as Co-Chairman of the President’s Council on International Activities of Yale University.

Director, Vitro, S.A. de C.V. (glass manufacturer); Director, Tenaris (tube producer); Director, Chiquita Brands, Inc. (fruit producer).

The Mexico Fund, Inc.

Directors’ and Officers’ Biographical Data

(as of October 31, 2010)

Continued

Independent Directors concluded

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
Marc J. Shapiro+ 707 Travis, 11th Floor Houston, TX 77002 Age: 63	Class I Director	Term expires 2012; Director since 2006.	Since 2003, Mr. Shapiro has served as Non-Executive Chairman of Chase Bank of Texas. Prior to that time, he was Vice Chairman of JPMorgan Chase (banking and financial services).	Director, Kimberly-Clark Corporation (consumer goods); Director, Weingarten Realty Investors (real estate investment).

*	There are no other funds in the Fund Complex.
+	Audit Committee, Contract Review Committee, and Nominating and Corporate Governance Committee member. Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

Interested Director

Name, Address and Age	Position(s) Held With the Fund*	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held by Director†
José Luis Gómez Pimienta**+ Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 71	President of the Fund; Class II Director	Term expires 2013; Director since 1989.	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been the President of the Fund since its inception and has also served as a Director since 1989. Mr. Gómez Pimienta has been Chairman of the Board of the Fund’s investment adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer since inception.	None.

*	There are no other funds in the Fund Complex.
**	Director is an “interested director” (as defined in the 1940 Act). Mr. Gómez Pimienta is deemed to be an interested director by reason of his affiliation with the Investment Adviser.
+	Member or alternate member of the Valuation Committee.
†	The directorships required to be reported under this column are those held in a company with a class of securities (1) registered pursuant to Section 12 of the Exchange Act, (2) subject to the reporting requirements of Section 15(d) of the Exchange Act, or (3) registered as an investment company under the 1940 Act.

The Mexico Fund, Inc.

Officers Who Are Not Directors

Name, Address and Age	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Alberto Osorio Morales Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 42	Senior Vice President; Treasurer (formerly, Vice President of Finance)	Since 2008. Since 2002. From 1999 to 2002.	Mr. Osorio currently serves as Director General Adjunto (Deputy Director) of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 2008, and has been an employee of the Adviser since 1991.

Carlos H. Woodworth Ortiz Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 67	Chief Compliance Officer (formerly, Vice President of Corporate Governance) (formerly, Treasurer)	Since 2002. From 2002 to 2008. From 1992 to 2002.	Mr. Woodworth served on the Board of Directors of the Fund’s investment adviser, Impulsora del Fondo México, S.C., as well as Deputy Director of the Adviser, from 1981 to 2008.

Eduardo Solano Arroyo Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 42	Vice President of Investor Relations	Since 1997.	Mr. Solano has served as Director of Economic Research of the Fund’s investment adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Adviser since 1991.

Alberto Gómez Pimienta Aristóteles 77, 3rd Floor Col. Polanco 11560 México, D.F. México Age: 44	Vice President of Operations	Since 2009.	Alberto Gómez Pimienta served as Corporate Treasurer for Cargill, Inc. in Mexico from 2006 to 2008. From 2003 to 2006, Gómez Pimienta served as Sales Representative for Vector Casa de Bolsa in Mexico. Previously, Mr. Gomez Pimienta served in several positions in Mexican brokerage houses, pension fund administrators and banks. Mr. Gómez Pimienta has over 25 years of experience in the Mexican securities market.

The Mexico Fund, Inc.

Directors’ and Officers’ Biographical Data

(as of October 31, 2010)

Concluded

Officers Who Are Not Directors concluded

Name, Address and Age	Position(s) Held With the Fund*	Term of Office+ and Length of Time Served	Principal Occupation(s) During Past Five Years
Samuel García-Cuéllar Creel, García-Cuéllar, Aiza y Enriquez, S.C. Paseo de los Tamarindos 60 – 3er piso Bosques de las Lomas 05120 México, D.F. México Age: 68	Secretary	Since 1981.	Mr. García-Cuéllar is a partner of Creel, García-Cuéllar, Aiza y Enriquez, S.C., Mexican counsel to the Fund.

Sander M. Bieber 1775 I Street, N.W. Washington, DC 20006 Age: 60	Assistant Secretary	Since 1989.	Partner of Dechert LLP, U.S. counsel to the Fund and the Independent Directors.

*	There are no other funds in the Fund Complex.
+	Officers of the Fund are appointed by the directors and serve at the pleasure of the Board.

The Mexico Fund, Inc.

Schedule of Investments

as of October 31, 2010

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 97.80%
	Airports
2,000,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	$3,776,458	0.95%
500,500	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	2,513,264	0.64

		6,289,722	1.59

	Beverages
1,986,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	10,936,361	2.77
700,000	Grupo Modelo, S.A.B. de C.V. Series C	3,921,619	0.99

		14,857,980	3.76

	Building Materials
21,150,000	Cemex, S.A.B. de C.V. Series CPO (a)	18,537,453	4.69
1,328,600	Grupo Cementos de Chihuahua, S.A.B. de C.V. (a)	4,294,173	1.09

		22,831,626	5.78

	Chemical Products
5,000,033	Mexichem, S.A.B. de C.V.	15,820,403	4.00

	Commercial Banks
1,039,700	Banco Compartamos, S.A., Institución de Banca Múltiple.Series O	7,368,497	1.86

	Construction and Infrastructure
3,000,000	Empresas ICA, S.A.B. de C.V. (a)	7,910,149	2.00

	Consumer Products
2,200,000	Kimberly-Clark de México, S.A.B. de C.V. Series A	13,811,371	3.49

	Financial Groups
4,166,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	17,774,402	4.50

	Food
1,800,000	Grupo Bimbo, S.A.B. de C.V. Series A	13,881,036	3.51

	Health Care
4,000,000	Genomma Lab Internacional, S.A.B. de C.V. Series B (a)	8,693,469	2.20

	Holding Companies
2,338,000	Alfa, S.A.B. de C.V. Series A	19,395,425	4.91

	Media
6,400,000	Grupo Televisa, S.A.B. Series CPO	28,757,463	7.27

	Mining
10,000,000	Grupo México, S.A.B. de C.V. Series B	32,896,176	8.32
440,000	Industrias Peñoles, S.A.B. de C.V.	12,470,154	3.16

		45,366,330	11.48

See Notes to Financial Statements.

The Mexico Fund, Inc.

Schedule of Investments

as of October 31, 2010

Concluded

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCKS - concluded
	Retail
1,276,900	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	$7,342,881	1.86%
200,000	First Cash Financial Services, Inc. (a)	5,814,061	1.47
2,000,000	Grupo Comercial Chedraui, S.A.B. de C.V. Series B (a)	6,472,308	1.63
14,980,000	Wal-Mart de México, S.A.B. de C.V. Series V	40,990,563	10.37

		60,619,813	15.33

	Steel
905,100	Industrias CH, S.A.B. de C.V. Series B (a)	3,289,766	0.83

	Stock Exchange
6,000,000	Bolsa Mexicana de Valores, S.A.B. de C.V. Series A	10,916,249	2.76

	Telecommunications Services
29,750,000	América Móvil, S.A.B. de C.V. Series L	85,310,533	21.58
90,000	NII Holdings, Inc. (a)	3,762,898	0.95

		89,073,431	22.53

	Total Common Stock (Identified cost-$278,538,174)	$386,657,132	97.80%

Securities Principal Amount	SHORT-TERM SECURITIES - 2.23%
	Repurchase Agreements
$1,527,694	BBVA Bancomer, S.A., 4.26%, dated 10/29/10, due 11/01/10 repurchase price $1,528,236, collateralized by Bonos del Gobierno Federal. Value of collateral $1,605,811	$1,527,694	0.39%

	Time Deposits
7,288,152	Comerica Bank, 0.16%, dated 10/29/10, due 11/01/10	7,288,152	1.84

	Total Short-Term Securities (Identified cost - $8,815,846)	8,815,846	2.23

	Total Investments (Identified cost - $287,354,020)	395,472,978	100.03

	Liabilities in Excess of Other Assets	(135,670)	(0.03)

	Net Assets Equivalent to $29.50 per share on 13,401,745 shares of capital stock outstanding	$395,337,308	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2010

Assets:
Investments:
Securities, at value:
Common stock (identified cost - $278,538,174)	$386,657,132
Short term securities (identified cost - $8,815,846)	8,815,846

Total investments (identified cost - $287,354,020)	$395,472,978
Dividends receivable	62,578
Receivables from securities sold	3,068,472
Interest receivable	542
Prepaid expenses	29,026

Total assets	398,633,596

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	348,341
Accrued expenses and other liabilities	281,342
Payables for securities purchased	2,095,363
Payables for Fund shares repurchased	571,242

Total liabilities	3,296,288

Net Assets - Equivalent to $29.50 per share on 13,401,745 shares of capital stock outstanding	$395,337,308

Composition of Net Assets:
Common Stock	$13,401,745
Additional paid-in capital	266,914,291
Accumulated net investment income	1,361,806
Accumulated net realized gain on investments	5,529,403
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	108,130,063

$395,337,308

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2010

Net Investment Income:
Income:
Dividends	$6,721,541
Interest	976,781

Total income	$7,698,322

Expenses:
Investment advisory fee	3,494,044
Administrative services	471,600
Legal fees	456,783
Directors’ fees	255,000
Printing, distribution and mailing of stockholder reports	205,571
Audit and tax fees	150,800
Directors’ and Officers’ expenses	79,938
Insurance	75,808
Stockholders’ information	70,392
Miscellaneous	63,502
Custodian fees	54,718
Chief Compliance Officer fees	30,000
Transfer agent and dividend disbursement fees	26,400
Stock exchange fees	25,000

Total operating expenses before reimbursement	5,459,556
Expense reimbursement (Note 5)	(87,567)

Net expenses	5,371,989

Net investment income	2,326,333

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	31,431,293
Net realized gain from foreign currency transactions	283,958

Net realized gain on investments and foreign currency transactions	31,715,251
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized appreciation on investments	85,612,709
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	25,437

Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	85,638,146

Net Increase in Net Assets Resulting from Operations	$119,679,730

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,326,333	$1,113,819
Net realized gain on investments and foreign currency transactions	31,715,251	27,710,698
Increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	85,638,146	86,757,385

Net increase in net assets resulting from operations	119,679,730	115,581,902
Dividends to stockholders from net investment income	(1,507,676)	(1,113,819)
Distributions to stockholders from net realized gain on investments	(30,649,757)	(56,859,559)

	87,522,297	57,608,524

From Capital Share Transactions:
Repurchase of stock (Note 7)	(22,676,136)	(78,687,204)
Payment of short-swing profit (Note 5)	259,191	—

	(22,416,945)	(78,687,204)

Total increase (decrease) in net assets	65,105,352	(21,078,680)

Net Assets:
Beginning of year	330,231,956	351,310,636

End of year (including accumulated net investment income of $1,361,806 and $0 respectively)	$395,337,308	$330,231,956

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2010		2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of year	$22.97		$19.41	$51.23	$42.43	$31.65

Net investment income *	0.17		0.06	0.15	0.54	0.30
Net gain (loss) on investments and translation of foreign currency *	8.48		6.71	(24.61)	15.45	13.37

Total from investment operations *	8.65		6.77	(24.46)	15.99	13.67

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.11)		(0.06)	(0.65)	(0.34)	(0.63)
Distributions to stockholders from net realized gain on investments	(2.24)		(3.25)	(6.52)	(3.64)	(2.28)

Total dividends and distributions	(2.35)		(3.31)	(7.17)	(3.98)	(2.91)

Capital Share Transactions:
Effect on NAV of stock repurchased	0.21		0.10	0.01	0.03	0.02
Payment of short-swing profit (Note 5)	0.02		—	—	—	—
Capital charge resulting from issuance of fund shares	—		—	(0.20)	(3.24)	—

Total capital share transactions	0.23		0.10	(0.19)	(3.21)	0.02

Net asset value, end of year	$29.50		$22.97	$19.41	$51.23	$42.43

Market value per share, end of year	$26.87		$20.07	$16.56	$45.20	$36.91

Total investment return based on market value per share **	47.13%		48.59%	(54.43)%	37.03%	44.14%
Ratios to Average Net Assets:
Expenses	1.47	%***	1.72%	1.15%	1.07%	1.20%
Net investment income	0.64%		0.35%	0.38%	1.26%	0.87%
Supplemental Data:
Net assets at end of year (in 000’s)	$395,337		$330,232	$351,311	$974,746	$646,971
Portfolio turnover rate	29.96%		51.15%	23.91%	35.70%	14.50%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. For fiscal 2007, the total return was calculated assuming a sale of the rights received on March 26, and reinvested in stock at the closing market price of that date. If the distribution corresponding to long-term capital gains in fiscal 2007 were taken in stock, which was issued at $38.95 per share, the total return would have been 37.16%. If the distribution corresponding to long-term capital gains in fiscal 2008 were taken in stock, which was issued at $32.92 per share, the total return would have been (56.64)%.
***	Net of expense reimbursement representing 0.02%.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2010

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ or the New York Stock Exchange are valued at the last sale price. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2010

Continued

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$386,657,132	—	—	$386,657,132
Short Term Investments (b)	—	$8,815,846	—	$8,815,846
Total Investments in Securities	$386,657,132	$8,815,846	—	$395,472,978

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using cost plus accrued interest which approximates market value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at October 31, 2010 was Ps.12.3449 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund

The Mexico Fund, Inc.

takes possession of the collateral and the Fund’s investment adviser monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the year ended October 31, 2010 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 40% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2010

Continued

controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.C. (the “Adviser”), a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2010 were as follows:

Purchases
Common Stock	$99,845,133

Total Purchases	$99,845,133

Proceeds from Investments Sold
Common Stock	$123,214,076

Total Sales	$123,214,076

5.	Capital Stock:

At October 31, 2010, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 13,401,745 shares were outstanding.

The Mexico Fund, Inc.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

On June 8, 2010, the Board of Directors of the Fund considered and approved a payment to the Fund of $346,758 by a Fund Director. The payment represents a profit realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchase of Fund shares by the Fund Director of $259,191 and a reimbursement of legal fees incurred by the Fund of $87,567. Such amounts have been recorded as a capital contribution to the Fund and a reimbursement of Fund expenses, respectively. The profit earned by the Fund Director has been paid to the Fund in satisfaction of the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended.

6.	Distributions to Stockholders:

On August 12, 2008, the Fund received authorization from the Securities and Exchange Commission (“SEC”) which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board of Directors has authorized quarterly distributions under its Managed Distribution Plan (“MDP”) to an annual rate of 10% of net asset value.

The tax character of distributions paid during the fiscal year ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$7,036,441	$1,869,170
Long term capital gains	25,120,992	56,104,208

Total distributions paid	$32,157,433	$57,973,378

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$2,438,703
Undistributed ordinary income	6,432,584
Unrealized appreciation	106,149,985

Total accumulated earnings	$115,021,272

The Mexico Fund, Inc.

Notes to Financial Statements

October 31, 2010

Concluded

As of October 31, 2010, the cost of investments for federal income tax purposes was $289,334,098. Gross unrealized appreciation of investments was $116,734,166 and gross unrealized depreciation of investments was $10,595,286, resulting in net unrealized appreciation on investments of $106,138,880, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals and different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchases:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the year ended October 31, 2009 were as follows:

An offer for up to 5% of the Fund’s outstanding shares commenced on March 18, 2009 and expired on April 9, 2009. The amount paid for redeemed shares was 98.00% of the Fund’s net asset value on April 16, 2009 and was paid on April 23, 2009. A total of 6,560,883 shares participated in the offer, of which 905,012 were repurchased by the Fund, equivalent to a total repurchase price of $15,519,444 including $215,342 of expenses related to the offer.

In June 2009, Fund stockholders voted to terminate the Fund’s in-kind repurchase offer program as a fundamental policy of the Fund (the “Policy”). Since the Fund no longer has the Policy in place as a fundamental policy, the Board terminated the periodic in-kind repurchase offer program and canceled the repurchase offer previously announced for March 2010. The Board previously announced that if during a 12-week measuring period following the elimination of the Policy, the Fund traded at a volume-weighted average discount to net asset value (“NAV”) of greater than 10%, the Board would authorize an In-kind Tender Offer to acquire 15% of the Fund’s outstanding securities at a price of 98% of the Fund’s NAV on the expiration date of the tender offer, in exchange for a pro-rata “portion” of the Fund’s portfolio securities.

The In-kind Tender Offer for up to 15% of the Fund’s outstanding shares commenced on September 3, 2009 and expired on October 5, 2009. The amount paid for redeemed shares was 98.00% of the Fund’s net asset value on October 5, 2009. A total of 5,884,688 shares participated in the offer, of which 2,552,002 were repurchased by the Fund, equivalent to a total repurchase price of $57,655,833 including $270,000 of expenses related to the offer.

On June 30, 2009 the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares

The Mexico Fund, Inc.

trade at a price which is at a discount of at least 10% to NAV. During the years ended October 31, 2010 and October 31, 2009 the Fund repurchased 975,956 and 265,575 shares, at a cost of $22,676,136 and $5,511,927, respectively.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.	Subsequent Events:

Subsequent to October 31, 2010, the Fund declared a distribution of $0.6620 per share payable on January 19, 2011 to stockholders of record on December 30, 2010.

The Mexico Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of

The Mexico Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Mexico Fund, Inc. (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 16, 2010

The Mexico Fund, Inc.

Tax Information

(Unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund designates $25,120,992 as long term capital gain distributions made during the fiscal year ended October 31, 2010, subject to the maximum tax rate of 15%. Of this amount $6,579,192 was attributable to gains from the fiscal year ended October 31, 2009.

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Fund designates 100% of the ordinary income dividends as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2010. The information reported herein may differ from the information and distributions taxable to the stockholders for the calendar year ending December 31, 2010. The information necessary to complete your income tax returns will be included with your form 1099-DIV to be received under separate cover in January 2011.

Item 2.	Code of Ethics.

(a) The Board of Directors of the Registrant adopted a Code of Ethics on September 17, 2003 applicable to the principal executive officer and senior financial officers of the Registrant which is designed to deter wrongdoing and to promote:

(A) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(B) full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

(C) compliance with applicable governmental laws, rules and regulations;

(D) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

(E) accountability for adherence to the Code of Ethics.

(c) During the period covered by this report, no amendments other than of a technical, administrative or non-substantive nature were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) Not applicable.

(f) The Registrant has posted the text of the code of ethics adopted in 2(a) above on its Internet website at www.themexicofund.com under the heading “Corporate Governance.”

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that Robert L. Knauss qualifies as the Registrant’s “audit committee financial expert” as such term is interpreted in the Instructions to this Item 3. Mr. Knauss is a member of the Registrant’s audit committee and is an “independent” director as interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d).

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year 2009	$123,500	$0	$23,000	$0
Fiscal Year 2010	$127,200	$0	$23,600	$0

All fees described above were pre-approved by the Registrant’s Audit Committee.

(e)(1) Below are the Registrant’s Pre-Approval Policies and Procedures.

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE

of

THE MEXICO FUND, INC. (“FUND”)

The Sarbanes-Oxley Act of 2002 (“Act”) and rules adopted by the Securities and Exchange Commission (“SEC”) require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided to the Fund by its independent accountant (“Auditor”).1 The Act and such SEC rules also require that the Fund’s Audit Committee pre-approve all non-audit services provided by the Auditor to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund (these entities are known as “Service Affiliates”) if the engagement for such entities relates directly to the operations and financial reporting of the Fund (“Covered Non-Audit Services”).2 At this time, the Fund has only one Service Affiliate, Impulsora del Fondo México, SC (“Impulsora”) so references to Service Affiliates throughout the procedures encompasses only Impulsora at this time.

[1]	The term “Auditor,” as used in these procedures, means the firm engaged to provide the Fund with services listed in Appendix A.

[2]

Examples of types of non-audit services that may be provided to the Fund or a Service Affiliate are listed in Appendix B. Note that applicable law also prohibits the provision of certain services by the Auditor to entities in the “investment company complex.” The “investment company complex” includes Service Affiliates and other entities. These prohibited services are listed in Appendix C. Investment Company Complex Entities are also listed in Appendix C.

The following policies and procedures govern the ways in which the Fund’s Audit Committee will consider the pre-approval of audit and non-audit services that the Auditor provides to the Fund, and Covered Non-Audit Services that the Auditor proposes to provide to Service Affiliates.3 These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to any services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with applicable legal requirements for pre-approval, and also provide a mechanism by which management of the Fund and any Service Affiliates may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

The following policies and procedures are adopted by the Audit Committee of the Fund.

A. General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide Covered Non-Audit Services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Fund.

B. Pre-Approval of Audit Services to the Fund

1.	The Audit Committee shall approve the engagement of the Fund’s Auditor for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider information concerning the proposed Auditor sufficient to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Fund will receive.

2.	The Audit Committee shall report to the Fund’s board of directors (“Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).

[3]	Unless otherwise indicated by the context, the term “non-audit services” herein includes Covered Non-Audit Services for Impulsora, as well as non-audit services for the Fund.

C. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – by Types or Categories of Services

1.	The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Fund and Covered Non-Audit Services for Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Fund and of any Service Affiliates, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund expects to request from the Auditor during the fiscal year; and (b) a list of those types of Covered Non-Audit Services that Services Affiliates expect to request from the Auditor during the fiscal year.

3.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix C) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor (the “Standard for Pre-Approval”). In connection with any such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

5.	The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Auditor for services qualifying within the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to such conditions as may have been set by the Audit Committee.

6.	Fund management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D. Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates – Project-by-Project Basis

1.	Non-audit services may be pre-approved on a project-by-project basis pursuant to this Section D, subject to the Standard for Pre-Approval in Section C.

2.	The Audit Committee, from time to time, may, by resolution, designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, (i) any non-audit services proposed to be provided to the Fund that have not been pre-approved in accordance with these Procedures, (ii) any Covered Non-Audit Services proposed to be provided to any Service Affiliate, that have not been pre-approved in accordance with these Procedures and (iii) any proposed material change in the nature or cost of any non-audit service, including any Covered Non-Audit Service, previously approved. The authority delegated to the Designated Member shall be subject to such conditions as the Audit Committee may specify by resolution from time to time.

3.	Management of the Fund or of Impulsora, in consultation with the Auditor, may submit either to the Audit Committee or to a Designated Member for its consideration and action, a pre-approval request identifying one or more non-audit service projects for the Fund or Covered Non-Audit Service projects for Impulsora, as well as any material changes proposed in a service that has been pre-approved. Any request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request. For any material change in the nature or cost of a pre-approved service, the request shall also describe reasons why the change is requested.

4.	The Audit Committee or Designated Member, as applicable, will review the requested non-audit service or proposed material change in such service in light of the Standard for Pre-Approval in Section C. If the review is by a Designated Member, such Designated Member will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested service, or any proposed material change in such service, whether to the Fund or to Impulsora; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit service or proposed material change in such service, the Designated Member shall take into account any restrictions placed by the Audit Committee on his pre-approval authority.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of a requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or Impulsora, as the case may be, to utilize the Auditor for the non-audit service so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next regularly scheduled meeting.

E. Covered Non-Audit Services Provided to Covered Entities Pursuant to Waiver

Note: It is generally expected that non-prohibited non-audit services, even when they do not involve significant fees, will be pre-approved in accordance with Section C or D.

1.	The Act provides a limited exception to the requirement that non-audit services (that are not prohibited services) must be pre-approved. This exception is designed to prevent the disqualification of the Auditor due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

(a)	The aggregate fees and costs of all non-audit services (including Covered Non-Audit Services) that, but for the limited exception provided by this Section E, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Service Affiliates to the Auditor during the fiscal year during which such non-audit services are provided;

(b)	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and

(c)	Each such service is (i) brought promptly to the attention of the Audit Committee, (ii) is approved prior to the completion of the audit by the Audit Committee or a Designated Member, in accordance with the Standard for Pre-Approval set forth in Section C and (iii) is approved based upon a determination that the service is eligible for the waiver provided by this Section E.

F. Amendment; Annual Review

1.	The Audit Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Audit Committee.

G. Recordkeeping

1.	The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section E of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section G shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

As amended and restated through September 2005

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, “audit services” include the following activities:

1.	Annual audit of the Fund’s financial statements and quarterly reviews.

2.	Other procedures, including review of tax provisions, that need to be performed by the Auditor in order to provide an opinion on the Fund’s financial statements, including tests performed to evaluate the Fund’s internal control systems, review of information systems and procedures.

3.	Preparation of the Auditor’s report on the Fund’s internal controls for financial reporting, and related procedures.

4.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, and statutory audits.

APPENDIX B

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are “non-audit services.” If the services would be provided to a Service Affiliate and the engagement would relate directly to the operations and financial reporting of the Fund, these services would be Covered Non-Audit Services and, if not prohibited, are subject to the pre-approval requirements of these Procedures.

Audit-Related Services (traditionally performed by the firm engaged as Auditor)

1.	Audit of an employee benefit plan.

2.	Due diligence procedures related to mergers and acquisitions.

3.	Review of internal controls.

4.	Consultations concerning financial accounting and reporting standards.

Tax Services

1.	Tax compliance services, including preparation of tax returns.

2.	Tax planning and advice.

Other Non-Audit Services

1.	Advisory and consultation services.

2.	Other non-audit services not listed above.

APPENDIX C

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Fund, its investment manager and investment adviser;

2.	Any entity controlling, controlled by the Fund’s investment manager or investment adviser, and any entity under common control with the Fund’s investment manager or investment adviser if such entity (a) is an investment manager or investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Fund’s investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term “investment adviser” for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The following entities are “Investment Company Complex Entities.”

Impulsora del Fondo México, SC

The following services may not be provided by the Fund’s Auditor to an Investment Company Complex Entity, subject to the exceptions noted:

1. Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including;

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•

Preparing an Investment Company Complex Entity’s financial statements that are filed with the Securities Exchange Commission (“SEC”), or that form the basis that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity’s financial statements.

2. Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity’s information system or managing an Investment Company Complex Entity’s local area network.

•

Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity’s financial statements or other financial information systems taken as a whole.

3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4. Actuarial services.

This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity’s financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

5. Internal audit outsourcing services.

This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity’s internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services 1-5 may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity’s financial statements.

6. Management functions.

This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

7. Human resources.

Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•

recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Fund’s independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate’s competence for financial accounting, administrative, or control positions).

8. Broker-dealer, investment adviser, or investment banking services.

Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client’s investments;

•	executing a transaction to buy or sell an audit client’s investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

9. Legal services.

A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

10. Expert services unrelated to the audit.

This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity’s legal representative, for the purpose of advocating an Investment Company Complex Entity’s interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Fund’s independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX D

SERVICE AFFILIATES

Any non-prohibited Covered Non-Audit Service provided to the following entities must be pre-approved as provided in these Procedures:

Impulsora del Fondo México, SC, as Investment Adviser and Administrator to the Fund.

Item 4	(cont’d)

(e)(2)	All services relating to the fees billed as disclosed in Items 4(a) through (d) were pre-approved by the Audit Committee.

(f)	Not applicable.

(g)	None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are all of the Directors of the Registrant, except for Mr. José Luis Gómez Pimienta.

Item 6.	Schedule of Investments.

This schedule is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has adopted the following proxy voting policies and procedures.

THE MEXICO FUND, INC.

PROXY VOTING POLICY AND PROCEDURES

I. Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by The Mexico Fund, Inc. (the “Fund”) and by the Board of Directors (“Board”) of the Fund with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “1940 Act”) and other applicable obligations of the Fund under the rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff (“Staff”). It is the policy of the Fund to seek to assure that proxies received by the Fund are voted in the best interests of the Fund’s stockholders.

II. Definitions

A. “Best interests of Fund stockholders” - means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” - means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when the Fund’s investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s investment adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s investment adviser.

III. Delegation of Responsibility for Proxy Voting

A. The Fund’s Board annually evaluates its Fund’s contract with its investment adviser, and decides whether to renew the contract. This process gives the Fund an annual opportunity to ensure that investment adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of the Fund’s investment adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for the Fund should generally be consistent with its investment adviser’s philosophy. In proxy voting decisions, as in other investment decisions, the Fund’s investment adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, the Fund has chosen to delegate all responsibility for proxy voting to its investment adviser, provided that the Fund’s Board has the opportunity to periodically review and approve its proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). Under this delegation, the investment adviser may vote, abstain from voting, or take no action on proxies for the Fund in any manner consistent with the its proxy voting policies (subject to provisions for addressing conflicts of interest). The Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of proxy voting responsibility to the investment adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of the investment adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which the Fund may vote, such as corporate governance matters; changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the investment adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the decisions of the investment adviser or on provisions of the investment adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV. Conflicts of Interest

A. The Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its investment adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, the Fund believes it is appropriate for the investment adviser to follow an alternative voting procedure rather than to vote proxies in the investment adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1) Causing the proxies to be voted in accordance with the recommendations of an independent service provider, if available, that the investment adviser may use to assist it in voting proxies;

(2) Notifying the Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the investment adviser to vote the proxies as it chooses under its usual policy; or

(3) Forwarding the proxies to the Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. The Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s investment adviser, provided that the investment adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the investment adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. The Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that the Fund revokes the delegation of responsibility for resolving conflicts of interest to the investment adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph IV.B., above.

V. Disclosure of Policy or Description/Proxy Voting Record

A. The Fund will disclose its proxy voting policy or a description of it (and the investment adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on

Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the investment adviser’s proxy voting policy or a description) is available without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, (ii) on the Fund’s website; and (iii) on the SEC’s website at www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. The Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, without charge, upon request, (i) by calling, a toll-free (or collect) telephone number, or on or through the Fund’s website or both; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. The Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. The Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Adopted effective June 9, 2003.

IMPULSORA DEL FONDO MÉXICO, SC

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction.-

To comply with the Rule 206(4)-6 and certain provisions of Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable fiduciary obligations under rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and interpretations of its staff, Impulsora del Fondo México, SC (the “Adviser”) has adopted these Proxy Voting Policies and Procedures.

In developing the Proxy Voting Policies and Procedures, the Adviser has taken into account the substantial differences between proxy voting at stockholders’ meetings held in the United States of America and proxy voting in Mexico. The Proxy Voting Policies and Procedures are reasonably designed to ensure that proxies are voted in the best interests of The Mexico Fund, Inc. (the “Fund”) (to the extent that the Fund is the Adviser’s only client at this time) and its stockholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Advisers Act. “Best interests” means the Fund’s best economic interest over the long term, that is, the common interest that all clients of an investment adviser share in seeing the value of a common investment increase over time.

These Proxy Voting Policies and Procedures incorporate the principles and guidance set forth in Investment Advisers Act Release No. IA-2106 for investment advisers and IC-25922 for investment companies to the extent applicable to the Fund. These Proxy Voting Policies and Procedures shall be reviewed by the Board of the Adviser annually and may be amended as required to comply with applicable law and to reflect changes in proxy voting and stockholders’ meetings in Mexico.

II. Stockholders’ Meetings and Proxy Voting in Mexico

In Mexico, issuers typically do not send proxy voting materials to their stockholders. A stockholders’ meeting is called through the publication of the call and the agenda in a major newspaper in Mexico or the Official Bulletin. The calls are issued by the Board of Directors of the issuers and, occasionally by the Statutory Auditors. The only information disclosed to stockholders is the Agenda for the meeting. Materials addressing some of the topics included in the Agenda are generally available at the offices of the issuer.

Stockholders’ meetings in Mexico are considered Ordinary, Extraordinary or Special depending on the topics that are submitted for approval.

Annual Ordinary Stockholders’ meetings are called for the purpose of: (i) approving the Annual Report of the Board of Directors to stockholders, which includes the audited Annual Financial Statements; (ii) declaring dividends; (iii) electing Directors and other Officers and (iv) approving the compensation to Directors and other Officers.

Extraordinary Stockholder meetings are called to address topics such as dissolution and liquidation of the corporation, increase or reduction of the capital stock, transformation, merger or spin-up, issuance of preferential stock or bonds and amendment to the issuers By-laws. Special meetings are called to adopt resolutions on issues that require a vote from a particular Series or Class of shares.

There is no proxy solicitation effort as in the United States of America. Typically, there is only one call approved by the Board of Directors or Statutory Auditors for each stockholders’ meeting.

III. Policies.- (Principles)

A. The Adviser has the fiduciary obligation to vote at the stockholders’ meetings called by the issuers of securities held in the portfolio of its clients. It must be noted, though, that some portfolio holdings are of Series “A” shares which do not have voting power. In these cases, the Adviser only attends stockholders’ meetings as an observer.

B. The Adviser must exercise its voting authority in the best interests of its client and must not subrogate a client’s interest to its own.

C. The Adviser must monitor corporate events relating to issuers in which it has invested client assets and seek to obtain all relevant information about its investments for a client.

D. In accordance with the procedures specified below, the Adviser must identify the cases when it may be faced with a potential material conflict of interest in voting shares of portfolio investments in the best interest of its clients. A “material conflict of interest” may exist when the Adviser or its representatives knowingly does business or is otherwise associated with a particular issuer or closely affiliated entity of the issuer in which client assets are invested, which may appear to create a material conflict between the interests of the Adviser and the interests of the client in how proxies are voted. At this time, since the Fund is the Adviser’s only client, potential conflicts of interest could arise where affiliated persons of the Fund or the Adviser have a significant investment in the securities (5% or more of the outstanding securities), or are directors, officers or employees, of a given issuer in which the Fund is invested. Whether such a conflict is material will depend on the facts and circumstances involved.

E. If a potential material conflict of interest exists, the Adviser must exercise its voting authority after careful investigation and research of the issues involved in accordance with the procedures mentioned below. The Adviser could consult with third parties in the cases where the information available is insufficient to make a final judgment on how to vote the securities. In exceptional cases, the Adviser could make the determination that not voting the securities is, under the circumstances, in the best interest of its client.

IV. Proxy Voting Procedures.-

A. The Adviser’s Compliance Officer (“Contralor Normativo”) will have the responsibility of monitoring corporate events of all of the issuers in a client’s investment portfolio. The Adviser’s Compliance Officer is responsible for (1) implementing and updating these policies and procedures; (2) overseeing the proxy voting process; (3) consulting with the portfolio manager for the relevant portfolio security; and (4) overseeing voting execution and recordkeeping.

B. The Adviser’s Compliance Officer will have the responsibility to obtain all necessary information on the issuer and on the topics included in the Agenda, once a call for any stockholders’ meeting is published in accordance with Mexican law.

C. The Adviser’s Compliance Officer will identify in which cases, in exercising voting rights, the Adviser could be faced with a potential material conflict of interest. When a material conflict of interest between the Adviser and a client appears to exist, the Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these policies and procedures if it involves little or no discretion (i.e., if it is a routine matter); (2) vote as recommended by an independent third party, if available, which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; (3) erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; or (4) if possible, notify the client of the material conflict of interest and seek a waiver of the conflict.

D. The Adviser’s general voting philosophy is as follows:

1) Support existing management on votes on the financial statements of the issuer and the election of the Board of Directors;

2) Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

3) Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.

E. If in the opinion of the Adviser’s Compliance Officer the matters included in the Agenda are of an extraordinary nature, or an Extraordinary or Special Meeting has been called, he will need to further investigate and analyze all the information and documentation on the subject matter that is available. In this process, he will consult with other officers of the Adviser, and the Adviser’s and client’s outside legal counsel if necessary, to reach a decision as to how to vote. Such matters will be voted on a case by case basis. Matters which are considered to be of an extraordinary nature include, but are not limited to, delisting of the securities of an issuer in which the Fund has invested from the Bolsa, mergers, spinoffs, and liquidation and dissolution involving an issuer in which the Fund has invested.

F. The Adviser may take a limited role in voting proxies, including abstention or not voting a proxy under the following circumstances:

(1) where the effect on stockholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

(2) where the costs of voting the proxy are prohibitive; and

(3) in some cases, if the securities are on loan.

V. Disclosure

A. The Adviser will disclose to the Fund and any other clients in the United States its Proxy Voting Policies and Procedures and provide a copy upon request.

B. The Adviser will provide all necessary information to the Fund, for compliance with its Form N-PX filing on a timely basis.

C. Upon written request from a client, the Adviser will make available a record of how the Adviser voted proxies relating to portfolio securities during the most recent twelve month period ended June 30.

VI. Records

A. The Adviser will maintain records of all proxies voted.

B. As required by Rule 204-2(c), such records will include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written request for proxy voting records and the Adviser’s written response to any client request for such records.

C. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Adviser.

VII. Review of Policies and Procedures

These policies and procedures will be subject to review on an annual basis, or more frequently, if deemed appropriate by the Adviser.

VIII. Effective Date

These Proxy Voting Policies and Procedures of the Adviser are effective as of June 19, 2003.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Below is a table reflecting the information requested for each member of the Portfolio Management Committee. This information is current as of October 31, 2010.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
José Luis Gómez Pimienta	President and General Director	Since Inception	Mr. Gómez Pimienta has over two decades of experience investing in the Mexican securities market. He has been Chairman of the Board of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 1987 and Chief Executive Officer of the Fund since inception.	Mr. Gómez Pimienta oversees the full operation of the Fund’s Investment Adviser, and any determinations made by the Portfolio Management Committee.

Alberto Osorio	Senior Vice President and Finance Director	Since 1991	Mr. Osorio currently serves as Deputy Director of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. and has been an employee of the Investment Adviser since 1991.	Mr. Osorio participates in the investment decision-making processes of the Portfolio Management Committee. He also oversees the analysis of financial and quantitative information of equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange), and makes recommendations to the Committee regarding purchases or sales of portfolio securities.

Name	Title	Length of Service with Investment Adviser	Business Experience During Past 5 Years	Role on Portfolio Management Committee
Eduardo Solano	Director of Economic Analysis	Since 1991	Mr. Solano has served as Director of Economic Research of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C. since 1997 and has been an employee of the Investment Adviser since 1991.	Mr. Solano participates in the investment decision-making processes of the Portfolio Management Committee, and also analyzes the Mexican economic environment and its potential impact on the Fund’s portfolio.

Alberto Gómez Pimienta	Operations Director	Since 2009	Alberto Gómez Pimienta served as Corporate Treasurer for Cargill, Inc. in Mexico from 2006 to 2008. From 2003 to 2006, Gómez Pimienta served as Sales Representative for Vector Casa de Bolsa in Mexico. Mr. Gomez Pimienta has 25 years of experience in the Mexican securities market.	Mr. Gómez Pimienta participates in the investment decision-making processes of the Portfolio Management Committee and monitors the trading and reporting activities of the brokerage houses used in connection with the Fund’s investments.

Guadalupe Villar	Research Analyst	Since 1998	Ms. Villar serves as research analyst of the Fund’s Investment Adviser, Impulsora del Fondo México, S.C., since 2001 and has been an employee of the Investment Adviser since 1998.	Ms. Villar participates in the investment decision-making processes of the Portfolio Management Committee, and analyzes equity issuers listed on the Bolsa Mexicana de Valores (Mexican Stock Exchange). She also serves as Secretary of the Portfolio Management Committee.

(a)(2) Not applicable.

(a)(3) Compensation.

Components of compensation.

As of October 31, 2010, all of the individuals identified in the table above in response to paragraph (a)(1) are compensated through a base salary and a variable bonus that is paid in December of each year. There are no deferred compensation or pension/retirement plans. All of the individuals identified in the table above in response to paragraph (a)(1) participate in a stock option plan maintained by the Investment Adviser.

Criteria on which compensation is based.

The base salary of the individuals identified in the table above in response to paragraph (a)(1) is fixed, and is generally adjusted on an annual basis at a rate similar to the inflation rate in Mexico. Experience and level of responsibility held within the Investment Adviser are taken into account in determining the base salary of each individual.

The annual bonus paid to the individuals identified in the table above in response to paragraph (a)(1) is variable, and depends on the annual performance results of the Investment Adviser. The total amount of bonus paid annually equals 40% of the difference between the Investment Adviser’s total income and its fixed costs (operating profit before tax and bonuses). The bonus is distributed in December of each year. Thirty percent of the bonus is distributed among all personnel employed by the Investment Adviser, and is paid on the basis of each person’s base salary. The balance of the bonus is distributed among certain “key officers” of the Investment Adviser. All of the individuals identified in the table above in response to paragraph (a)(1), as well as the Systems Manager of the Investment Adviser, are considered “key officers.” The portion of the bonus paid to key officers is determined on the basis of each key officer’s contribution to the performance of the Investment Adviser.

The Investment Adviser has a Compensation Committee whose members are appointed by its Board of Directors. The formula utilized to calculate the annual bonus was adopted by the Compensation Committee and ratified by the Board of Directors of the Investment Adviser. There are no other benchmarks or variables utilized to calculate compensation to the individuals identified in the table above in response to paragraph (a)(1).

(a)(4) Dollar Range of Equity Securities Beneficially Owned.

As of the end of the Fund’s most recently completed fiscal year, October 31, 2010, Mr. José Luis Gómez Pimienta was the beneficial owner of $100,001-$500,000 of equity securities of the Fund and Mr. Osorio was the beneficial owner of $50,000-$100,000 of equity securities of the Fund. None of the other individuals identified in the table above in response to paragraph (a)(1) had beneficial ownership of any equity securities of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	REGISTRANT PURCHASES OF EQUITY SECURITIES
	(a)	(b)	(c)	(d)
Period from April 30, 2010 to October 31, 2010 (A)	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 May 1, 2010 to May 31, 2010	90,141	$23.32	90,141	1,354,032
Month # 2 June 1, 2010 to June 30, 2010	57,300	$22.82	57,300	1,348,302
Month # 3 July 1, 2010 to July 31, 2010	18,646	$23.84	18,646	1,346,437
Month # 4 August 1, 2010 to August 31, 2010	15,088	$22.66	15,088	1,344,928
Month # 5 September 1, 2010 to September 30, 2010	16,994	$23.70	16,994	1,343,229
Month # 6 October 1, 2010 to October 31, 2010	30,550	$26.27	30,550	1,340,174
Total	228,719	$23.62	228,719	1,340,174

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

Information regarding material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors is included as part of the report to stockholders filed under Item 1 of this Form.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed herewith as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith as Exhibit 99.906CERT.

(c) A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/S/ JOSÉ LUIS GÓMEZ PIMIENTA
Jośe Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/S/ JOSÉ LUIS GÓMEZ PIMIENTA
José Luis Gómez Pimienta
President and Principal Executive Officer

Date: December 23, 2010

By*	/S/ ALBERTO OSORIO
Alberto Osorio
Senior Vice President, Treasurer and Principal Financial Officer

Date: December 23, 2010

*	Print the name and title of each signing officer under his or her signature.